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                                                              Reg. No. 333-36796
                                                                     Rule 497(e)

                                AMBASSADOR FUNDS

                          Ambassador Money Market Fund

                       Supplement dated September 14, 2001

                       To Prospectus dated August 1, 2000

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Normally, the Ambassador Money Market Fund (the "Money Market Fund") does not calculate its net asset value, and does not process purchase or redemption requests, on those days when the New York Stock Exchange (the "Exchange") is closed. The Exchange has been closed since the tragic and unforeseen events of September 11, 2001, and it is not known at this time when the Exchange will re-open.

In light of the extraordinary circumstances, beginning September 14, 2001, and continuing until normal Exchange operations resume, the Money Market Fund will be open on normal business days regardless of whether the Exchange is open or closed. Shareholders who wish to purchase or redeem shares of the Money Market Fund will be permitted to do so through any means normally available; including by web, phone, wire, check-writing, or written correspondence.